File pursuant to Rule 497(e)
File No. 033-10436

Supplement Dated July 16, 2015, to the Prospectuses for the Class A, Class B and
Advantage California Tax Exempt Liquidity Fund Shares of the
California Daily Tax Free Income Fund, Inc. dated April 30, 20154
The following is added to the section entitled “Management, Organization and Capital Structure” of each Prospectus:

Legal Proceedings

On May 18, 2015, Island Intellectual Property LLC and Double Rock Corporation filed a lawsuit in the Supreme Court of the State of New York, County of New York, against Reich & Tang Deposit Solutions, LLC, Reich & Tang Asset Management, LLC (“RTAM”), and Michael Lydon.  The lawsuit seeks to compel the payment of royalties under a license agreement relating to certain patents owned by Island Intellectual Property LLC, as well as damages for fraudulent inducement. RTAM and its affiliates that are named in this lawsuit believe the claims have no merit and they will vigorously defend themselves against this lawsuit.

1411 Broadway, 28th Floor
New York, NY 10018-3450
(800) 433-1918
Please retain this Supplement for future reference.